UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 30, 2010

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-31239 (Commission File Number)	27-0005456 (I.R.S. Employer Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not Applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Information

As previously announced in a current report on Form 8-K filed on January 7, 2010, on December 31, 2009, pursuant to the terms and conditions of the Purchase and Sale Agreement dated as of December 1, 2009, between MarkWest Energy Partners, L.P. (the “Partnership”) and Enbridge Offshore (Gas Transmission) L.L.C. (“Enbridge”), the Partnership completed the sale of its 50% limited liability company membership interest in Starfish Pipeline Company, LLC (“Starfish”) to Enbridge. Item 9.01 of this current report on Form 8-K contains updated pro forma financial information for the year ended December 31, 2009.

Item 9.01 Financial Statements and Exhibits

(b)  Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2009 of MarkWest Energy Partners, L.P. and its subsidiaries reflecting the closing of the sale of Starfish is filed as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

(d) Exhibits

99.1         Pro Forma Financial Information

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C., its general partner

Date: March 30, 2010	By:	/s/ NANCY K. BUESE
Nancy K. Buese
Senior Vice President & Chief Financial Officer